UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

BNCCORP, Inc.
(Exact name of registrant as specified in its charter)

                        Delaware                                                 0-26290                                             45-0402816
                        (State of incorporation)                      (Commission File Number)    (IRS Employer Identification No.)

322 East Main, Bismarck, North Dakota                                                                 58501
                        (Address of principal executive offices)                                                            (Zip Code)

(701) 250-3040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                AMENDMENT TO ARTICLES OR INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 13, 2007, Section 7 of the Bylaws of BNCCORP, Inc. was amended to provide for the issuance and transfer of uncertificated securities in order to meet the requirements of the Direct Registration System, a condition to continued listing on the Nasdaq Global Market.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(a) - (c) Not applicable.

(d)            Exhibits

Exhibit Number	Description
3.1	Amended Section 7 of the by-laws of BNCCORP, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.

Date: December 18, 2007	By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President

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